SUPPLEMENT TO
 THE SPARTAN(registered trademark) GINNIE MAE FUND
OCTOBER 23, 1997
 STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENTS POLICIES AND LIMITATIONS" SECTION ON PAGE 2.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLAN" SECTION ON PAGE 18.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for Spartan Ginnie Mae shares.
SUPPLEMENT TO THE SPARTAN(registered trademark) GINNIE MAE FUND OCTOBER 23, 1997 PROSPECTUS
FMR anticipates presenting a proposal to the Board of Trustees of Spartan Ginnie Mae Fund requesting their approval to present shareholders of the fund a proposal to merge the fund into Fidelity Ginnie Mae Fund.
As a result, effective the close of business on June 26, 1998, the fund's shares will no longer be available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on June 26, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by June 26, 1998, and 2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $1 billion invested in mutual funds and have included the fund in their discretionary account program since June 26, 1998. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, the $2.00 checkwriting fee, and the $5.00 account closeout fee. References to these fees throughout the prospectus are no longer in effect.
THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "EXPENSES" SECTION ON PAGE 4.
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.
Sales charge on purchases                                   None
and reinvested distributions

Deferred sales charge on redemptions                        None

Annual account maintenance fee (for accounts under $2,500)  $12.00







EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $4

3 years   $12

5 years   $21

10 years  $48

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary.
 THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "BREAKDOWN OF EXPENSES" SECTION ON PAGE 15.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.